CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as listed in Appendix A, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR of the funds indicated in Appendix A for the year ended December 31, 2021. We also consent to the references to us under the headings “Financial Highlights “and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 27, 2022

Appendix A

Columbia Funds Variable Series Trust II	Report Date
CTIVP®—Morgan Stanley Advantage Fund	2/18/2022
CTIVP®—American Century Diversified Bond Fund	2/22/2022
CTIVP®—TCW Core Plus Bond Fund	2/22/2022
CTIVP®—Westfield Mid Cap Growth Fund	2/18/2022
CTIVP®—CenterSquare Real Estate Fund	2/18/2022
CTIVP®—T. Rowe Price Large Cap Value Fund	2/18/2022
CTIVP®—MFS® Value Fund	2/18/2022
CTIVP®—Principal Blue Chip Growth Fund (formerly known as CTIVP® – Loomis Sayles Growth Fund)	2/22/2022
Columbia Variable Portfolio—Government Money Market Fund	2/22/2022
Columbia Variable Portfolio—Overseas Core Fund	2/22/2022
Columbia Variable Portfolio—High Yield Bond Fund	2/22/2022
Columbia Variable Portfolio—Large Cap Growth Fund	2/22/2022
Columbia Variable Portfolio—Dividend Opportunity Fund	2/18/2022
Columbia Variable Portfolio—U.S. Government Mortgage Fund	2/22/2022
Columbia Variable Portfolio—Large Cap Index Fund	2/18/2022
Columbia Variable Portfolio—Emerging Markets Fund	2/18/2022
Columbia Variable Portfolio – Select Mid Cap Growth Fund (formerly known as Columbia Variable Portfolio – Mid Cap Growth Fund)	2/18/2022
Columbia Variable Portfolio—Select Large Cap Value Fund	2/18/2022
Columbia Variable Portfolio—Income Opportunities Fund	2/18/2022
CTIVP®—BlackRock Global Inflation-Protected Securities Fund	2/22/2022
Columbia Variable Portfolio—Core Equity Fund	2/22/2022
Columbia Variable Portfolio—Select Mid Cap Value Fund	2/18/2022
Columbia Variable Portfolio—Seligman Global Technology Fund	2/22/2022
Columbia Variable Portfolio—Limited Duration Credit Fund	2/22/2022
Columbia Variable Portfolio—Emerging Markets Bond Fund	2/22/2022
Columbia Variable Portfolio—Commodity Strategy Fund	2/22/2022
Variable Portfolio—Partners Small Cap Growth Fund	2/18/2022
Columbia Variable Portfolio—Disciplined Core Fund	2/22/2022
Columbia Variable Portfolio—Balanced Fund	2/22/2022
Columbia Variable Portfolio—Global Strategic Income Fund	2/22/2022
Columbia Variable Portfolio—Select Small Cap Value Fund	2/18/2022
Variable Portfolio—Partners Small Cap Value Fund	2/18/2022
CTIVP®—Victory Sycamore Established Value Fund	2/18/2022
Variable Portfolio—Partners Core Bond Fund	2/22/2022
Variable Portfolio—Partners International Value Fund	2/22/2022
Variable Portfolio—Partners International Core Equity Fund	2/22/2022
Variable Portfolio—Partners International Growth Fund	2/22/2022
Variable Portfolio—Aggressive Portfolio	2/18/2022
Variable Portfolio—Moderately Aggressive Portfolio	2/18/2022
Variable Portfolio—Moderate Portfolio	2/18/2022
Variable Portfolio—Moderately Conservative Portfolio	2/18/2022
Variable Portfolio—Conservative Portfolio	2/18/2022
Columbia Variable Portfolio—Intermediate Bond Fund	2/22/2022
Variable Portfolio—Partners Core Equity Fund	2/22/2022
Columbia Variable Portfolio—Select Large Cap Equity Fund	2/18/2022
Variable Portfolio—Managed Volatility Moderate Growth Fund	2/18/2022